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purchase.

fico

			Count	Balance	% of Balance	Gross Rate	Gross Margin	Gross Lifecap	Gross Lifefloor	Master & Sub Serv Fees	Sched Rem Term
441	-	492	39	$2,778,718.51	0.31%	10.22%	9.76%	16.43%	9.43%	0.50%	349
493	-	500	30	$2,009,804.03	0.22	10.33	10.12	16.75	9.75	0.500	344
501	-	510	183	$15,325,994.66	1.71	9.67	9.86	16.52	9.52	0.500	354
511	-	520	191	$16,104,934.95	1.79	9.85	9.89	16.54	9.54	0.500	344
521	-	530	352	$36,688,052.13	4.08	8.84	8.79	15.53	8.56	0.500	352
531	-	540	521	$57,179,944.12	6.36	8.64	8.70	15.36	8.38	0.500	349
541	-	550	500	$52,997,604.55	5.90	8.50	8.58	15.24	8.30	0.500	350
551	-	560	477	$48,519,932.59	5.40	8.59	8.71	15.33	8.37	0.500	347
561	-	570	544	$59,835,303.81	6.66	8.08	8.11	14.80	7.86	0.500	346
571	-	580	487	$53,123,956.93	5.91	7.94	8.10	14.74	7.79	0.500	345
581	-	590	516	$57,633,797.47	6.41	7.73	7.76	14.44	7.47	0.500	343
591	-	600	509	$57,538,998.77	6.40	7.58	7.55	14.24	7.27	0.500	342
601	-	610	558	$62,852,113.76	6.99	7.47	7.49	14.14	7.18	0.500	340
611	-	620	562	$62,177,815.00	6.92	7.36	7.45	14.11	7.15	0.500	340
621	-	630	508	$58,719,958.96	6.53	7.16	7.10	13.79	6.83	0.500	338
631	-	640	411	$47,521,090.42	5.29	7.22	7.22	13.87	6.91	0.500	338
641	-	650	433	$52,539,860.00	5.85	7.05	7.05	13.73	6.75	0.500	339
651	-	660	329	$36,129,526.43	4.02	7.12	7.05	13.73	6.74	0.500	331
661	-	670	248	$25,612,968.66	2.85	6.94	6.84	13.52	6.53	0.500	333
671	-	680	195	$22,523,769.60	2.51	6.79	6.82	13.45	6.46	0.500	334
681	-	690	147	$17,593,668.78	1.96	6.97	7.02	13.69	6.69	0.500	330
691	-	700	116	$13,298,531.43	1.48	6.82	6.97	13.58	6.60	0.500	337
701	-	710	84	$10,444,344.32	1.16	6.76	7.16	13.80	6.80	0.500	332
711	-	720	60	$8,047,333.20	0.90	6.75	6.86	13.46	6.66	0.500	346
721	-	730	38	$3,897,533.52	0.43	7.02	7.37	13.94	6.94	0.500	324
731	-	740	40	$4,938,644.60	0.55	6.55	6.71	13.36	6.36	0.500	327
741	-	750	34	$3,376,885.33	0.38	6.75	6.93	13.56	6.56	0.500	332
751	-	760	31	$2,946,498.36	0.33	6.54	6.87	13.51	6.51	0.500	328
761	-	770	19	$1,755,425.26	0.20	6.40	5.82	12.42	5.42	0.500	330
771	-	780	21	$1,854,390.16	0.21	6.48	6.58	13.20	6.20	0.500	324
781	-	790	14	$1,849,838.81	0.21	6.85	7.35	13.99	6.99	0.500	357
791	-	800	9	$979,283.97	0.11	7.02	3.98	14.81	8.42	0.500	332
801	-	810	1	$40,476.82	0.00	7.00	0.00	0.00	0.00	0.500	118

Total			8,207	$898,836,999.91	100%	7.74%	7.92%	14.59%	7.62%	0.50%	342

			Rem Amort	Orig Term	Initial Cap	Periodic Cap	Month to Next Adj	Provided LTV	Known FICOs	Avg Balance	LTV>80w/MI
441	-	492	349	352	2.17%	1.00%	23	66.35	476	$71,249.19	N/A
493	-	500	344	347	1.990	1.000	21	69.11	499	$66,993.47	N/A
501	-	510	354	356	2.110	1.000	23	72.04	505	$83,748.60	N/A
511	-	520	344	346	2.030	1.000	22	72.61	515	$84,319.03	N/A
521	-	530	352	354	2.140	1.020	24	79.09	526	$104,227.42	N/A
531	-	540	350	351	2.180	1.000	24	79.02	535	$109,750.37	N/A
541	-	550	350	352	2.180	1.010	24	79.83	546	$105,995.21	N/A
551	-	560	347	349	2.160	1.000	23	78.47	556	$101,718.94	N/A
561	-	570	347	348	2.170	1.000	24	79.70	566	$109,991.37	N/A
571	-	580	345	346	2.170	1.010	24	78.80	575	$109,084.10	N/A
581	-	590	343	344	2.220	1.020	24	79.73	585	$111,693.41	N/A
591	-	600	342	344	2.180	1.030	24	78.72	595	$113,043.22	N/A
601	-	610	340	342	2.240	1.040	24	77.99	606	$112,638.20	N/A
611	-	620	340	341	2.180	1.040	24	77.16	616	$110,636.68	N/A
621	-	630	339	340	2.280	1.060	24	78.15	625	$115,590.47	N/A
631	-	640	339	340	2.180	1.030	23	77.25	636	$115,623.09	N/A
641	-	650	339	340	2.230	1.050	24	77.83	645	$121,339.17	N/A
651	-	660	334	334	2.230	1.030	25	76.12	655	$109,816.19	N/A
661	-	670	334	335	2.250	1.050	25	74.75	665	$103,278.10	N/A
671	-	680	335	336	2.280	1.030	26	76.24	675	$115,506.51	N/A
681	-	690	332	332	2.180	1.030	25	76.57	686	$119,684.82	N/A
691	-	700	339	339	2.170	1.030	24	76.96	695	$114,642.51	N/A
701	-	710	332	334	2.120	1.020	24	77.99	705	$124,337.43	N/A
711	-	720	347	348	2.340	1.020	24	78.80	715	$134,122.22	N/A
721	-	730	324	325	2.080	1.000	25	77.53	726	$102,566.67	N/A
731	-	740	327	330	2.340	1.000	26	71.38	735	$123,466.12	N/A
741	-	750	332	334	2.000	1.000	22	74.81	745	$99,320.16	N/A
751	-	760	328	330	2.140	1.040	24	76.40	755	$95,048.33	N/A
761	-	770	330	332	2.670	1.000	30	75.33	767	$92,390.80	N/A
771	-	780	327	326	2.260	1.130	25	70.42	774	$88,304.29	N/A
781	-	790	357	359	2.470	1.000	27	79.44	783	$132,131.34	N/A
791	-	800	332	334	2.390	1.800	44	60.66	797	$108,809.33	N/A
801	-	810	118	120	0.000	0.000	0	62.12	807	$40,476.82	N/A

Total			342	344	2.19%	1.02%	24	77.87	601	$109,520.77